BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Variable Annuity Account C

Supplement dated June 30, 2023

to the Updating Summary Prospectus

Cova Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity

This supplement describes a change to the variable annuity contracts referenced above issued by Brighthouse Life Insurance Company (“we” or “us”).

Annuity Service Center Contact Information Change

Effective July 17, 2023, contact information for the office that administers your contract will change. Please use the new contact information listed below. We will continue to accept requests and elections at the current address until close of the New York Stock Exchange on September 15, 2023. After this date, requests and elections sent to an address other than the ones provided below may be returned or there may be a delay in processing requests.

•	For general servicing requests and communications:

Brighthouse Life Insurance Company

Attn: Pano 2

P.O. Box 305073, Nashville, TN 37230-5073

Fax: (877) 246-8424

•	For claims-related communications:

Brighthouse Life Insurance Company

Attn: Pano 2

P.O. Box 305074, Nashville TN 37230-5074

Fax: (877) 245-8163

•	Telephone: (800) 882-1292

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

LIFECAD SUPP 0623_623USP